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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): JANUARY 27, 2009

                            SMOKY MARKET FOODS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          NEVADA                        000-52180               20-4748589
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(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)        File Number)          Identification No.)


              804 ESTATES DRIVE
                  SUITE 100
             APTOS, CALIFORNIA                                 95003
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  (Address of Principal Executive Offices)                  (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (866) 851-7787
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                                      N/A
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        (Former name, former address, and formal fiscal year, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On January 27, 2009, Smoky Market Foods, Inc. (the "Company") issued to 70 Limited LLC, (the "Purchaser"), a promissory note (the "Note") in the amount of $150,000, together with 1,500,000 shares of common stock of the Company (the "Shares"), in exchange for $150,000. The Note does not bear interest for the first sixty (60) days from the issue date (the "Payment Date"), but following the Payment Date interest will accrue at a rate of 10% per annum for the duration of the term. The Note is unsecured, and all accrued and unpaid interest, together with the outstanding principal balance of the Note, is due in full on the two-year anniversary of the issue date.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

         As part of the transaction desscribed in Item 2.03 above, on January 27, 2009, the Company issued the Note and the Shares in exchange for $150,000. If the outstanding principal amount owed under the Note is not paid in full on or before the Payment Date, the Company is obligated to issue to the Purchaser an additional 1,500,000 shares of the Company's common stock (the "Additional Shares," together with the Shares, the "Securities") for no additional consideration.

         The Securities were offered and sold in reliance upon the exemptions for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, based upon the following: (a) the investor confirmed to us that the investor was an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the investor was provided with certain disclosure materials and all other information requested with respect to our company; (d) the investor acknowledged that the Securities being purchased were "restricted securities" for purposes of the Securities Act, and agreed to transfer the Securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; (e) a Form D is being filed with the SEC and the applicable state and (f) a legend was placed on the certificates representing the Securities stating that they were restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (d)      EXHIBITS

                  10.1     Note and Share Purchase Agreement, with attached Note


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Smoky Market Foods, Inc.



Dated:  January 30, 2009         By /s/ Edward Feintech
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                                      Edward Feintech, Chief Executive Officer




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